Exhibit 10.2

AMENDMENT NO. 2 TO NOTE AND WARRANT PURCHASE AGREEMENT

Amendment No. 2, dated as of September 23, 2003 (this “Amendment”), to the Note and Warrant Purchase Agreement dated as of June 25, 2002 (the “Original Agreement”), as amended by Amendment No. 1 to Note and Warrant Purchase Agreement dated May 12, 2003 (“Amendment No. 1”), among WOMEN FIRST HEALTHCARE, INC. (the “Company”) and the Purchasers named therein.

WHEREAS, the Company and the Purchasers have entered into the Original Agreement; and

WHEREAS, the Company and the Purchasers have entered into Amendment No. 1; and

WHEREAS, the Company and the Purchasers have determined that it is in their mutual interests to enter into this Amendment to further amend the Original Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration and intending to be legally bound, the Company and the Purchasers hereby agree as follows:

1. Pursuant to Paragraph 11C of the Original Agreement, Paragraph 6D of the Original Agreement, as amended by Amendment No. 1, is hereby amended and restated in its entirety as follows:

“The Company shall not, and shall not permit any of its Subsidiaries to permit Adjusted Net Worth of the Company, as of the end of any Fiscal Quarter of the Company ending on or before March 31, 2003, to be less than (a) 90% of the Net Worth of the Company as of June 30, 2002, increasing at the end of fiscal 2002 by 50% of Consolidated Net Income from July 1, 2002 to the end of fiscal 2002; provided that no adjustment shall be made for any period in which the Company has negative Consolidated Net Income.”

2. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

3. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto. As amended hereby, all terms and provisions of the Original Agreement, as amended by Amendment No. 1, shall remain in full force and effect.

WITNESS the due execution of this Amendment No. 2 to Note and Warrant Purchase Agreement by the respective duly authorized officers of the undersigned as of the date first written above.

COMPANY:

WOMEN FIRST HEALTHCARE, INC.

By:	/s/ CHARLES M. CAPORALE
Name: Charles M. Caporale Title: Chief Financial Officer

PURCHASERS:

CIBC WMC INC.

By:	/s/ WILLIAM P. PHOENIX
Name: William Phoenix Title:

WHITNEY PRIVATE DEBT FUND

By:	/S/ WHITNEY PRIVATE DEBT GP, LLC
Its General Partner

By:	/S/ ROBERT M. WILLIAMS
Name: Robert M. Williams Title: Partner

J.H. WHITNEY MEZZANINE FUND, L.P.

By:	/S/ WHITNEY GP, LLC
Its General Partner

By:	/S/ ROBERT M. WILLIAMS
Name: Robert M. Williams Title: Partner

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